UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2013

Date of reporting period:  September 30, 2013

Item 1. Reports to Stockholders.

Chase
Growth Fund
≈
Chase Mid-Cap
Growth Fund

Annual Report
Dated September 30, 2013

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 500
Charlottesville, Virginia 22902-5096

Adviser: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chasegrowthfunds.com

Chase Funds

November 26, 2013

Dear Fellow Shareholder:

We are pleased to present our combined annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX, CHIMX) for the fiscal year ended September 30, 2013.  At the end of the third quarter of 2013, over 3,000 shareholders have over $105 million invested in both classes of the Chase Growth Fund, and over 1,200 shareholders have over $33 million invested in both classes of the Chase Mid-Cap Growth Fund.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our May 1, 2013 letter.

Fund Performance Overview

We seek high quality stocks which are reasonably priced relative to their growth rates.  We follow a disciplined investment process which combines fundamental and technical analysis seeking to control risk and build sound portfolios.

The twelve months ending September 30th began with a U.S. presidential election and threats of economic doom should we fall off the “fiscal cliff” on December 31, 2012. Thus markets were flat in last year’s fourth quarter. In what has become an annual ritual, a Congressional deal in the early hours of 2013 solved, or at least delayed, the budget problems. Markets reacted to the deal with a jump of about 2½% on the first trading day of this year and has risen in every quarter of 2013 so far.

Markets continue to be driven by several somewhat contradictory factors.  The economy seems to be improving.  Weekly jobless claims, for example, have generally trended down from about 370,000 at the start of the year to the 310,000 range by late September.  However, the debt ceiling impasse occurring in October, 2013 has once again bumped the claims number to above 350,000.  Although the economy is improving, it is not doing so fast enough to cause the Federal Reserve Bank (Fed) to end its latest quantitative easing program.  The trend in long-term interest rates this year indicates this. Ten-year rates reached a low in May 2013.  In summer months, Fed officials began the discussion on the gradual end of quantitative easing via a “tapering program” to reduce the buying of treasury bonds and other securities. The discussion sparked a turnaround in interest rates which rose roughly 1.2% since mid-year, but have fallen back somewhat again as fourth quarter economic data has been released.  The rise in interest rates has fostered the notion that a “great rotation” from bonds into equities has begun.  In September, the Fed caught the market by surprise and said it would maintain the current level of bond purchases for the foreseeable future, delaying any “tapering.”  Markets reached new highs as a result.  Finally, corporate profitability and earnings are generally continuing to exceed expectations.  The combination of continued Fed easy money policies, plus improving corporate profitability and growth, has largely created a “risk on” environment for much of the year.  With our emphasis on consistent growth and high quality, these environments have been difficult for us to show strong relative performance, especially in large-capitalization equities while our mid-cap equities have benefited more in these periods.

The following is a discussion of the components and drivers of the performance of each Fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000® Growth Index and the Russell Midcap® Growth Index, respectively.

Chase Funds

		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/13	9/30/13	(12/2/97)
	9/30/13	(Annualized)	(Annualized)	(Annualized)
Chase Growth Fund Class N (CHASX)	+14.38%	+6.13%	+6.94%	+6.43%
Russell 1000® Growth Index	+19.27%	+12.07%	+7.82%	+4.62%
Lipper Large Cap Growth Funds Index	+21.31%	+10.84%	+7.02%	+3.91%

			5 years ended	Since Inception
		1 year ended	9/30/13	(1/29/07)
		9/30/13	(Annualized)	(Annualized)
Chase Growth Fund Institutional Class (CHAIX)		+14.69%	+6.39%	+4.69%
Russell 1000® Growth Index		+19.27%	+12.07%	+6.85%
Lipper Large Cap Growth Funds Index		+21.31%	+10.84%	+5.83%

Gross Expense Ratio: Class N 1.33%, Institutional Class 1.08%.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

On September 30th, the Chase Growth Fund owned 38 stocks ranging in market capitalization from $5.3 billion (Wabco Holdings Inc.) to $244.3 billion (Johnson & Johnson).

For the last twelve months ended September 30th, the Chase Growth Fund underperformed its benchmark.  Relative performance was helped by our overweight position in the Health Care sector.  Stock selection helped performance in the Technology sector, but detracted from performance in the Consumer Discretionary, Energy, and Health Care sectors.  For the twelve months ended September 30th, our five best performing stocks were Actavis Inc. +46.32%, Thermo Fisher Scientific Inc. +38.69%, Mastercard Inc. +35.87%, AbbVie Inc. +33.57%, and Alliance Data System Corp. +29.38%.  Our five worst performing stocks were Apple Inc. -25.75%, Express Scripts Holdings Co. -17.08%, Dollar Tree Inc. -13.96%, National Oilwell Varco Inc. -13.31%, and Hologic Inc. -12.76%.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000 Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share (EPS) growth rates of 19% vs. 17% for the Russell 1000 Growth Index.  They are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2014 of 22% vs. 13%, and revenue growth of 13% vs. 10%.  Despite these stronger growth characteristics, they have sold at lower Price-Earnings ratios (P/E) than the Russell 1000 Growth Index (15.5X vs. 18.6X) based on 2014 estimated earnings.  Relative to their growth rates, we believe our stocks are reasonably priced, selling at 0.82 times their five-year historical growth rates compared to 1.08 times for the Russell 1000 Growth Index and 0.70 times their projected one-year growth rates compared to 1.41 times for the Russell 1000 Growth Index.

Chase Funds

September 30, 2013	CHASE GROWTH FUND STOCKS vs. RUSSELL 1000® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2014) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/13	9/30/13	(9/1/02)
	9/30/13	(Annualized)	(Annualized)	(Annualized)
Chase Mid-Cap Growth Fund Class N (CHAMX)	+26.15%	+12.41%	+10.32%	+9.61%
Russell Midcap® Growth Index	+27.54%	+13.92%	+10.16%	+11.58%
Lipper Mid-Cap Growth Funds Index	+26.84%	+12.30%	+9.74%	+10.54%

			1 year ended	Since Inception
			9/30/13	(2/2/12)
Chase Mid-Cap Growth Fund Institutional Class (CHIMX)			+26.47%	+18.24%
Russell Midcap® Growth Index			+27.54%	+18.82%
Lipper Mid-Cap Growth Funds Index			+26.84%	+17.68%

Gross Expense Ratio: Class N 1.77%, Institutional Class 1.52%
Net Expense Ratio*: Class N 1.43%, Institutional Class 1.18%

*
The adviser has contractually agreed to waive fees through 6/30/14.  The Fund has agreed to repay the adviser for waived expenses, thus the net expense ratio could be higher than the gross expense ratio.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

On September 30th, the Chase Mid-Cap Growth Fund owned 48 stocks ranging in market capitalization from $1.2 billion (Hanger Inc.) to $19.2 billion (Actavis Inc.).

For the last twelve months ended September 30th, the Chase Mid-Cap Growth Fund Class N modestly underperformed its benchmarks.  Our performance was hurt by our overweight position in the Technology sector and underweight position in the Consumer Staples sector.  Stock selection was negative in the Consumer Discretionary and Industrials Sectors, but strong and a positive contributor in the Financial and Health Care sectors.  For the twelve months ended September 30th, our five best performing stocks were Euronet Worldwide Inc. +78.49%, Grand Canyon

Chase Funds

Education Inc. +70.07%, Actavis Inc. +58.05%, Green Mountain Coffee Roasters Inc. +47.61%, and Polaris Industries Inc. +46.24%.  Our five worst performing stocks were Cirrus Logic c. -32.41%, Ascena Retail Group Inc. -19.81%, Elizabeth Arden Inc. -19.10%, Tibco Software Inc. -18.23%, and Verisign Inc. -17.31%.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap Growth Index.  Chase Mid-Cap Growth Fund stocks have higher five-year average annual earnings per share growth rates of 20% vs. 19% for the Russell Midcap Growth Index.  The Fund’s stocks are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2014 of 21% vs. 16%, and revenue growth of 16% vs. 12%.  Despite these stronger growth rates, the Fund’s stocks have sold at lower P/E ratios than the Russell Midcap Growth Index (15.0X vs. 20.7X) based on 2014 estimated earnings.  Relative to their growth rates, we believe our mid-cap stocks are reasonably priced, selling at 0.74 times their five-year historical growth rates compared to 1.07 times for the Russell Midcap Growth Index and 0.72 times their projected one-year earnings growth rates compared to 1.28 times for the Russell Midcap Growth Index.

September 30, 2013	CHASE MID-CAP GROWTH FUND STOCKS vs. RUSSELL MIDCAP® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2014) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Market Outlook

Chase Investment Counsel Corporation focuses its investment process on “bottom-up” company-specific data points as opposed to “top-down” macro inputs. For shareholders who are interested, here is some perspective on the investment outlook.

Positive Factors

We believe Lowry’s Technical Research is particularly objective and relevant concerning stock market trends.  As of November 22, 2013, Lowry’s points out that the probabilities based on past experience suggest another four to six months of further gains before the final bull market top.  While the early warnings suggest greater risk of a short-term correction, if one comes it could offer opportunities for new buying.

The January Barometer suggests that the direction of the market for the full year follows the direction of the S&P 500® Index in January.  This indicator has had only seven major errors since 1950, for an 88.9% accuracy ratio.  Furthermore, as InvesTech Research points out, since 1950, when the S&P 500 Index was up 5% or more in the first quarter (as it was this year), it was followed by a gain in the remaining three quarters 19 times in 22 occurrences and the average gain for the remaining three quarters was 9.1%.

Chase Funds

Historically, November through April is the seasonally best six months for the Dow Jones Industrial Average (DJIA) and the S&P 500 Index.

The National Federation of Independent Business (NFIB) Small Business Optimism Index was at 93.9 in September, close to post 2008-09 highs although still far below the levels of the 80s and 90s.  The Conference Board Consumer Confidence Index fell to 79.7 in September, but remained near the highest level since 2008.  Crowd Sentiment (the feeling or tone of a market or its crowd psychology) is an important driver of markets.  The Federal Reserve’s measurement of total credit outstanding, or consumer credit, which has increased for 23 consecutive months, just rose by over $40 billion in the last three months. In our opinion, this indicates consumers are more comfortable about their fiscal circumstances and employment prospects.

August housing data remains stronger than a year ago, but the rate of growth has slowed considerably.  Housing starts, or the number of new residential construction projects that have begun during any particular month, rose only 0.9% in August while building permits fell 3.8%, though both were up substantially from year-ago levels.  New home sales rose 7.9%, and existing home sales rose 1.7%.  The S&P/Case-Shiller Home Price Index of home values in 20 cities rose 12.3% in July year-over-year.  It still appears that housing fundamentals could be a positive factor for 2013.

Based on analysis by the Leuthold Group, P/E multiples based on normalized earnings for the S&P 500 Index still seem consistent with holding stocks; especially in a low-yield, low inflation environment.  To normalize, they use 5-year average earnings, defined as the mid-point between reported and operating earnings, and include two quarters of future estimates.  On September 30th, the S&P 500 Index was at a normalized 20.4x P/E, about 7% above the Leuthold Group calculated historical (January 1, 1957 to September 30, 2013) median “Adjusted EPS” P/E valuation level of 19.0x.  On September 30th, its non-normalized Operating EPS P/E of 16.0x was actually below its 16.4x median.

Contrary to what many people assume, since Quantitative Easing II (QEII) ended in July of 2011, the Federal Reserve’s Adjusted Monetary Base was range bound until January 2013.  Since then it has grown at an excessively aggressive rate above 30% as of October 31, 2013.  Although it may start being reduced later this year if unemployment improves, the $40 billion per month of mortgage purchases should continue to help the housing industry.  Some say a cardinal rule of investing is “don’t fight the Fed!”

We believe corporate America’s financial circumstances appear to be the best in many years.  Many U.S. corporations have increased cash and equivalents, bought back their own shares, raised dividends, and reduced debt which improves the overall quality and international attractiveness of their stocks.  The S&P 500 Index is only up about 16% from June 30, 2000 through September 30, 2013, while S&P 500 Index company reported earnings have risen 82% from $51.92 to $94.32 over the same period.

Although manufacturing employment has declined, U.S. manufacturing output has actually risen substantially reflecting a dramatic rise in productivity.

On an intermediate to longer term basis the most positive factor in our economy is the revolutionary new improved fracking/horizontal drilling technology that has already provided industry with abundant cheap natural gas and a huge continuing increase in domestic oil production.  We believe the result will be lower costs for many industries and significant domestic growth of petrochemical companies, energy related companies, and many other companies in industries which benefit from cheap energy.

Nasdaq short interest, which is the quantity of stock shares that investors have sold short but not yet covered or closed out, is at extremely high/pessimistic levels which have historically involved significantly higher prices.  While S&P short interest is also high, just into pessimistic territory, it may be understated by short sellers’ increasing use of inverse exchange-traded funds.

Chase Funds

Risk Factors

The bull market cycle is in its 55th month.  That’s already longer than the 39 month average length over the past 80 years and the same as the 55 month length of the 2003-07 bull market.

Stocks as a percentage of Household Financial Assets are at 37.9% or well above the 60 year norm of 28.6%.  Moreover, bonds are now 19.8% compared with their norm of 13.7%.  Many analysts believe the bond market, which is being manipulated by the Federal Reserve System, is the biggest and most dangerous financial bubble in our history.

We estimate the S&P 500 Index companies derive about 11% of their revenues from Europe.  For many of the largest companies in the Index it’s much higher.  We believe they’ll be particularly affected by European and Middle East uncertainties.

Margin Debt (the total amount owed to brokerage firms by customers who have borrowed money to purchase securities) of $401 billion on September 30, 2013 exceeded its July 31, 2007 previous $381 billion peak.  It amounted to 2.06% of total Ned Davis Research estimated value of U.S. common stocks far in excess of its 1.18% 69 year average from September 30, 1944 through September 30, 2013, clearly indicative of excessive leverage which may in part be due to low interest rates.

There is worldwide excess industrial capacity.  As various supplier countries respond to Japan aggressively weakening its currency, increasing competition should put significant pressure on record high corporate operating margins of U.S. multinationals in addition to the cost of currency exchange losses due to the relatively stronger dollar.  Moreover, the earnings growth from lower interest expense, which many companies have enjoyed during the last four years, appears to have abated.

Commodity weakness has become a concern.  Copper, the most widely used metal in industrial activity, peaked in 2011 and has recently been quite weak along with the other industrial metals, and silver.

Conclusion

Operating EPS for the S&P 500 Index rose about 0.4% for 2012.  Between Q1 1948 and Q1 2012 nominal GDP rose 6.6% per annum while adjusted corporate profits grew 6.7% per annum.  Corporate after tax profits are near 50 year record highs as a percent of GDP, while wages and salaries as a percent of GDP are near 50 year lows.  It seems unrealistic to expect profit margins to improve in a slow growth economy faced with significantly higher regulatory and tax costs, especially with worldwide excess capacity in many industries.

Equity indexes have in some cases reflected the inflationary growth spiral of corporate revenues and earnings as well as perpetual currency debasement and improved worker productivity.  For instance, the stock market in Zimbabwe applauded that country’s monetary policy even as the Zimbabwe dollar plunged into utter chaos.  Rather than trying to time the market, we believe that holding the stocks of good quality, financially strong companies may enhance investor purchasing power over the longer term.

For now we agree that the weight of the evidence suggests the primary uptrend has further to run and we believe any near term correction should be used to buy the strongest stocks in the strongest industries.  However, we are becoming increasingly selective for new purchases and continue to seek to weed out underperforming more volatile stocks.

Chase Investment Counsel Corporation is fortunate to be located in Charlottesville, Virginia.  Excluding our Founder & Chairman Emeritus, Derwood S. Chase, Jr., we have an excellent investment team that averages 45 years of age with over 16 years of investment experience.  The team is ably supported by our Senior Vice President of Operations & Compliance and her staff which averages 17 years of service with us.  Three of our investment professionals are Chartered Financial Analysts and three are Chartered Market Technicians (CMT).

Chase Funds

In addition to our own research, and that from many of the major brokerage firms, we use over 90 independent sources including several dozen institutional research firms which employ over 150 senior investment professionals.  We believe our investment process is rather distinct in combining fundamental and technical analysis as we seek to mitigate risk and build what we believe are diversified, high-quality, growth portfolios with a good balance in our efforts to maximize returns and preserve capital.  Based on historical norms, our growth stocks are attractively priced, and, we believe, are in a good position to continue their earnings growth in a slower growing economy. Even if equity prices are range bound or decline further, potentially giving us better buying opportunities; we believe there are still attractively priced quality growth stocks.  The large-cap equities we held on September 30, 2013 are estimated to have earnings growth of about 22% in 2013; our mid-cap equities 21%, while the S&P 500 Index earnings for 2013 are estimated to be up only about 10%.  Our stocks have a slightly higher estimated P/E for 2014, but we are paying a small premium for what we believe to be much better earnings growth.

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	Alliance Data Systems Corp.	3.37%	1.	West Pharmaceutical Services Inc.	2.73%
2.	Actavis Inc.	3.35%	2.	Dollar Tree Inc.	2.63%
3.	Visa Inc.	3.17%	3.	Polaris Industries Inc.	2.57%
4.	Thermo Fisher Scientific Inc.	3.05%	4.	Euronet Worldwide Inc.	2.56%
5.	Ross Stores Inc.	2.98%	5.	Mentor Graphics Corp.	2.46%
6.	Priceline Com Inc.	2.96%	6.	Waste Connections Inc.	2.42%
7.	CBS Corp.	2.94%	7.	Oceaneering International Inc.	2.32%
8.	Starbucks Corp.	2.94%	8.	Jarden Corp.	2.27%
9.	O Reilly Automotive Inc.	2.93%	9.	Scripps Networks Interactive Inc.	2.26%
10.	Costco Wholesale Corp.	2.90%	10.	Grand Canyon Education Inc.	2.26%

Peter W. Tuz, CFA	Edward S. Painvin, CFA, CMT
President & Director	Senior Vice President & Director

Brian J. Lazorishak, CFA, CIC, CIPM, CMT	Robert ‘Buck’ C. Klintworth, CMT
Senior Vice President	Vice President
Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Diversification does not assure a profit or protect against loss in a declining market.

Chase Funds

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Dow Jones Industrial Average (DJIA) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.

The NYSE Composite represents all the stocks on the New York Stock Exchange.

Lowry’s Short Term Buying Power Index is a short-term version of the Buying Power Index, computed in terms of percentages.  This is a relatively sensitive index calculated on a time period of less than one-half the average time period used for the Buying Power Measurement.  The Buying Power Index is an intermediate-and longer-term measurement of the effect buyers are producing (Demand), as evidenced by the gains and upside volume registered by advancing stocks.

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

The S&P/Case-Shiller Home Price Indices are the leading measures of U.S. residential real estate prices, tracking changes in the value of residential real estate both nationally as well as in 20 metropolitan regions.

You cannot invest directly in an index.

Please note our Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Founded in 1938, Lowry’s Research Corporation’s (“Lowry’s”) has developed a series of indices and market indicators based around historical supply and demand forces in the market, including their proprietary Buying Power Index, Selling Pressure Index, OCO Unweighted Price Index and Intermediate Trend Sell signals.

The NDR (Ned Davis Research) Total Stock Market Value proxies the market value of all U.S.-domiciled companies traded on U.S. exchanges, and is thus one of the broadest measures of the U.S. stock market.

The National Federation of Independent Business Small Business Optimism Index is compiled from a survey that is conducted each month by the National Federation of Independent Business (NFIB) of its members.  The index is a composite of seasonally adjusted components based on questions on the following:  plans to increase employment, plans to make capital outlays, plans to increase inventories, expect economy to improve, expect real sales higher, current inventory, current job openings, expected credit conditions, now a good time to expand, and earnings trend.

Fee waivers are in effect for the Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult a tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.

Earnings growth is the annual rate of growth of earnings from investments.

The Conference Board Consumer Confidence Index is actually a poll done through the mail of around 5,000 households (only about 3,500 respond) which change each month.  The participants are asked to respond to five questions, which have remained consistent over the life of the survey.  The questions ask the respondents to give their appraisal or expectations about the following:  current business conditions, business conditions six months hence, the current employment conditions, employment conditions in the next six months, and their total family income in the next six months.  There are only three possible answers the participants can give to these questions: positive, negative, or neutral.  For each question, the Conference Board then calculates the proportion of positive answers to the total of positive and negative answers.  This proportion is benchmarked to the average of the same proportions that occurred in the year 1985, which is assigned a CCI value of 100.  This benchmarked number is then the value of the headline Consumer Confidence Index for that month.

Chase Funds

The Leuthold Group’s Adjusted EPS is the five year arithmetically averaged annual earnings, looking 6 months ahead and 54 months back.  “Adjusted” earnings are the midpoint between reported and operating earnings.

The Leuthold Group’s Operating EPS is based on 12 month estimated operating (not reported) earnings, looking 6 months back and 6 months forward.

The Federal Reserve’s Adjusted Monetary Base is the sum of currency (including coin) in circulation outside Federal Reserve Banks and the U.S. Treasury, plus deposits held by depository institutions at Federal Reserve Banks.  These data are adjusted for the effects of changes in statutory reserve requirements on the quantity of base money held by depositories.

Earnings growth and revenue growth for a fund holding does not guarantee a corresponding increase in the market price of the holding or the fund.

Earnings per share (EPS) are calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

Operating EPS is the profit earned after subtracting from revenues those expenses that are directly associated with operating the business, such as cost of goods sold, administration and marketing, depreciation and other general operating costs.

Market cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Range bound indicates trading conditions that occur when the price of an asset fluctuates within well-defined upper and lower boundaries known respectively as resistance and support.

An inverse exchange-traded fund is an exchange-traded fund that is constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark.

Ned Davis Research is an independent financial research firm providing unbiased investment research and solutions to global institutional investors.

The Leuthold Group (Leuthold Weeden Capital Management) is a global investment manager founded in 1987 by Steven C. Leuthold. They provide independent research with a philosophy that stresses quantitative measures of value combined with recognition of fundamental and technical trends.

Nominal GDP is a gross domestic product figure that has not been adjusted for inflation.

Quasar Distributors, LLC, Distributor.

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2013 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Funds

EXPENSE EXAMPLE at September 30, 2013 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/13 – 9/30/13).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.43% and 1.18% per the operating expenses limitation agreement for the Chase Mid-Cap Growth Fund Class N and Institutional Class, respectively.  Prior to July 1, 2013, actual net expenses were limited to 1.48% and 1.23% for the Chase Mid-Cap Growth Fund Class N and Institutional Class, respectively. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/13	Value 9/30/13	Period 4/1/13 – 9/30/13*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,084.60	$7.37
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.13

*
Expenses are equal to the Fund’s annualized expense ratio of 1.41% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/13	Value 9/30/13	Period 4/1/13 – 9/30/13*
Chase Growth Fund (Institutional Class)
Actual	$1,000.00	$1,086.30	$6.07
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.87

*
Expenses are equal to the Fund’s annualized expense ratio of 1.16% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Funds

EXPENSE EXAMPLE at September 30, 2013 (Unaudited), Continued

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/13	Value 9/30/13	Period 4/1/13 – 9/30/13*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$1,146.10	$7.80
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.33

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/13	Value 9/30/13	Period 4/1/13 – 9/30/13*
Chase Mid-Cap Growth Fund (Institutional Class)
Actual	$1,000.00	$1,147.70	$6.46
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund –
Class N Shares versus the Russell 1000® Growth Index and the Lipper Large Cap Growth Funds Index.

	One	Three	Five	Ten	Since Inception
Average Annual Total Return as of Sept. 30, 2013	Year	Years	Years	Years	(1/29/07)
Chase Growth Fund – Class N Shares	14.38%	13.14%	6.13%	6.94%	—
Chase Growth Fund – Institutional Class	14.69%	13.42%	6.39%	—	4.69%
Russell 1000 Growth Index	19.27%	16.94%	12.07%	7.82%	6.85%
Lipper Large Cap Growth Funds Index	21.31%	15.56%	10.84%	7.02%	5.83%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 1000 Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Lipper Large Cap Growth Funds Index measures the performance of 30 of the largest funds in the large cap growth category as tracked by Lipper, Inc.  The index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index.  Large cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.  These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains, for the stated period.

Chase Mid-Cap Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Mid-Cap Growth Fund –
Class N Shares versus the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index.

	One	Three	Five	Ten	Since Inception
Average Annual Total Return as of Sept. 30, 2013	Year	Years	Years	Years	(2/2/12)
Chase Mid-Cap Growth Fund – Class N Shares	26.15%	20.05%	12.41%	10.32%	—
Chase Mid-Cap Growth Fund – Institutional Class	26.47%	—	—	—	18.24%
Russell Midcap Growth Index	27.54%	17.65%	13.92%	10.16%	18.82%
Lipper Mid-Cap Growth Funds Index	26.84%	15.45%	12.30%	9.74%	17.68%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2013

Shares	COMMON STOCKS: 97.1%	Value

	Aerospace/Aircraft: 5.0%
36,700	B/E Aerospace, Inc.*	$2,709,194
11,070	Precision Castparts Corp.	2,515,547
		5,224,741

	Auto/Auto Parts: 4.8%
24,110	O’Reilly Automotive, Inc.*	3,076,195
23,780	Wabco Holdings, Inc.*	2,003,703
		5,079,898

	Biotechnology: 2.9%
48,300	Gilead Sciences, Inc.*	3,035,172

	Broadcast Media: 5.6%
56,000	CBS Corp. - Class B	3,088,960
60,900	Comcast Corp.	2,749,635
		5,838,595

	Chemicals: 2.0%
20,230	Westlake Chemical Corp.	2,117,272

	Computer - Semiconductors: 2.5%
43,600	SanDisk Corp.	2,594,636

	Computer - Storage: 2.5%
61,100	NetApp, Inc.	2,604,082

	Computer Software - Enterprise: 2.4%
45,400	Check Point Software Technologies Ltd.+*	2,567,824

	Containers: 2.6%
48,300	Packaging Corp of America	2,757,447

	Dental Supplies: 2.5%
24,990	Henry Schein, Inc.*	2,591,463

	Drugs - Generic: 3.4%
24,460	Actavis, Inc.*	3,522,239

	Drugs - Proprietary: 2.1%
49,800	AbbVie, Inc.	2,227,554

	Electrical Instruments: 3.0%
34,700	Thermo Fisher Scientific, Inc.	3,197,605

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2013, Continued

Shares		Value

	Energy/Integrated: 2.7%
16,820	EOG Resources, Inc.	$2,847,290

	Energy/Oil & Gas Exploration & Production: 2.7%
26,770	Continental Resources, Inc.*	2,871,350

	Energy/Oil Service: 2.3%
29,270	Oceaneering International, Inc.	2,377,895

	Finance/Banks: 2.4%
61,400	Wells Fargo & Co.	2,537,048

	Finance/Information Services: 5.9%
4,210	MasterCard, Inc. - Class A	2,832,404
17,410	Visa, Inc. - Class A	3,327,051
		6,159,455

	Health Care Distribution: 2.7%
22,500	McKesson Corp.	2,886,750

	Health Care Products: 2.0%
23,970	Johnson & Johnson	2,077,959

	Household Products: 2.3%
40,720	Colgate-Palmolive Co.	2,414,696

	Information Services: 3.4%
16,750	Alliance Data Systems Corp.*	3,542,123

	Internet Retail: 3.0%
3,070	Priceline.com, Inc.*	3,103,616

	Machinery: 1.9%
31,100	Ingersoll-Rand PLC+	2,019,634

	Media & Advertising: 1.7%
23,000	Scripps Networks Interactive, Inc. - Class A	1,796,530

	Medical Products: 1.5%
28,600	Medtronic, Inc.	1,522,950

	Railroad: 2.6%
17,270	Union Pacific Corp.	2,682,722

	Restaurants: 2.9%
40,070	Starbucks Corp.	3,084,188

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2013, Continued

Shares		Value

	Retail - Discount: 5.9%
26,410	Costco Wholesale Corp.	$3,040,319
42,970	Ross Stores, Inc.	3,128,216
		6,168,535

	Retail Drug Stores: 2.4%
44,600	CVS Caremark Corp.	2,531,050

	Retail/Home Improvement: 2.9%
39,980	Home Depot, Inc.	3,032,483

	Semiconductors: 2.0%
52,100	Microchip Technology, Inc.	2,099,109

	Telecommunication Equipment: 2.6%
41,100	QUALCOMM, Inc.	2,768,496
	Total Common Stocks (Cost $82,737,101)	101,882,407

	SHORT-TERM INVESTMENTS: 3.1%
3,276,265	Invesco STIT Treasury Portfolio - Institutional Class, 0.02%#	3,276,265
	Total Short-Term Investments (Cost $3,276,265)	3,276,265
	Total Investments in Securities (Cost $86,013,366): 100.2%	105,158,672
	Liabilities in Excess of Other Assets: (0.2)%	(269,454)
	Net Assets: 100.00%	$104,889,218

+	U.S. traded security of a foreign issuer.
*	Non-income producing security.
#	Rate shown is the 7-day annualized yield as of September 30, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2013

Shares	COMMON STOCKS: 97.6%	Value

	Airlines: 2.0%
6,460	Allegiant Travel Co.	$680,626

	Asset Management: 2.1%
3,760	Affiliated Managers Group*	686,726

	Auto/Auto Parts: 2.0%
21,180	LKQ Corp.*	674,795

	Business Services: 2.1%
11,460	Portfolio Recovery Associates, Inc.*	686,912

	Chemicals - Specialty: 1.9%
25,900	US Silica Holdings, Inc.	644,910

	Computer - Storage: 2.0%
15,200	NetApp, Inc.	647,824

	Computer Software - Enterprise: 4.0%
13,000	Blackbaud, Inc.	507,520
35,000	Mentor Graphics Corp.	817,949
		1,325,469

	Drugs - Generic: 4.4%
4,920	Actavis, Inc.*	708,480
19,600	Mylan, Inc.*	748,132
		1,456,612

	Drugs - Proprietary: 2.1%
35,800	Akorn, Inc.*	704,544

	Education Services: 2.3%
18,600	Grand Canyon Education, Inc.*	749,208

	Electrical Instruments: 2.2%
8,450	FEI Co.	741,910

	Energy/Oil & Gas Drilling: 1.9%
11,400	Atwood Oceanics, Inc.*	627,456

	Energy/Oil & Gas Exploration & Production: 1.7%
11,400	Oasis Petroleum, Inc.*	560,082

	Energy/Oil Service: 4.5%
9,800	Bristow Group, Inc.	713,048

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2013, Continued

Shares		Value

	Energy/Oil Service: 4.5%, Continued
9,500	Oceaneering International, Inc.	$771,780
		1,484,828

	Finance/Banks: 2.0%
7,300	Signature Bank*	668,096

	Finance/Information Services: 4.7%
21,400	Euronet Worldwide, Inc.*	851,720
7,010	Fiserv, Inc.*	708,361
		1,560,081

	Financial Services - Mortgage Related: 2.0%
11,800	Ocwen Financial Corp.*	658,086

	Food: 2.8%
16,400	Snyder’s-Lance, Inc.	473,140
6,700	TreeHouse Foods, Inc.*	447,761
		920,901

	Health Care Services: 3.9%
20,300	Hanger, Inc.*	685,328
12,300	PAREXEL International Corp.*	617,829
		1,303,157

	Household Products: 4.3%
15,600	Jarden Corp.*	755,040
10,000	Spectrum Brands Holdings, Inc.	658,400
		1,413,440

	Information Services: 2.0%
3,200	Alliance Data Systems Corp.*	676,704

	Insurance - Property/Casualty/Title: 1.8%
14,960	AmTrust Financial Services, Inc.	584,338

	Internet Retail: 1.7%
10,600	IAC Interactivecorp.	579,502

	Leisure Time: 6.1%
19,200	Cinemark Holdings, Inc.	609,408
9,000	Harley Davidson, Inc.	578,160

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2013, Continued

Shares		Value

	Leisure Time: 6.1%, Continued
6,600	Polaris Industries, Inc.	$852,588
		2,040,156

	Machinery: 1.9%
9,930	Flowserve Corp.	619,533

	Media & Advertising: 2.3%
9,600	Scripps Networks Interactive, Inc. - Class A	749,856

	Medical Supplies: 2.7%
22,000	West Pharmaceutical Services, Inc.	905,300

	Metals: 1.9%
9,000	Kaiser Aluminum Corp.	641,250

	Personal Care: 2.0%
12,300	GNC Holdings, Inc. - Class A	671,949

	Retail - Discount: 4.6%
15,300	Dollar Tree, Inc.*	874,548
7,000	PriceSmart, Inc.	666,680
		1,541,228

	Retail - Specialty: 4.0%
11,900	Dick’s Sporting Goods, Inc.	635,222
10,540	Tractor Supply Co.	707,972
		1,343,194

	Semiconductors: 3.7%
14,300	Microchip Technology, Inc.	576,147
41,900	NVIDIA Corp.	651,964
		1,228,111

	Telecommunication Equipment: 2.0%
39,600	ARRIS Group, Inc.*	675,576

	Telecommunication Services: 1.9%
20,850	MasTec Inc.*	631,755

	Trucking: 1.7%
7,900	J.B. Hunt Transport Services, Inc.	576,147

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2013, Continued

Shares		Value

	Waste Disposal: 2.4%
17,700	Waste Connections, Inc.	$803,757
	Total Common Stocks (Cost $24,918,586)	32,464,019

	SHORT-TERM INVESTMENTS: 2.4%
811,298	Invesco STIT Treasury Portfolio - Institutional Class, 0.02%#	811,298
	Total Short-Term Investments (Cost $811,298)	811,298
	Total Investments in Securities (Cost $25,729,884): 100.0%	33,275,317
	Liabilities in Excess of Other Assets: (0.0)%	(8,918)
	Net Assets: 100.00%	$33,266,399

*	Non-income producing security.
#	Rate shown is the 7-day annualized yield as of September 30, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2013

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $86,013,366 and $25,729,884, respectively)	$105,158,672	$33,275,317
Cash	6,531	—
Receivables
Securities sold	532,434	1,149,742
Fund shares issued	31,988	52,093
Dividends and interest	75,063	6,738
Prepaid expenses	15,372	19,537
Total assets	105,820,060	34,503,427

LIABILITIES
Payables
Securities purchased	595,887	1,158,615
Due to Adviser	64,443	11,006
Fund shares redeemed	135,363	3,277
Administration fees	53,740	14,932
Transfer agent fees and expenses	15,380	11,685
Shareholder servicing fees	15,318	5,761
Audit fees	19,500	19,500
Fund accounting fees	13,482	7,606
Custody fees	4,775	1,343
Legal fees	2,102	1,003
Chief Compliance Officer fee	1,750	1,500
Accrued expenses	9,102	800
Total liabilities	930,842	1,237,028
NET ASSETS	$104,889,218	$33,266,399

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2013, Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$74,639,811	$28,565,366
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	4,731,605	614,008
Net asset value, offering and redemption price per share	$15.77	$46.52
Institutional Class Shares
Net assets applicable to shares outstanding	$30,249,407	$4,701,033
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	1,891,429	100,667
Net asset value, offering and redemption price per share	$15.99	$46.70

COMPONENTS OF NET ASSETS
Paid-in capital	$64,571,933	$22,845,862
Accumulated net investment loss	(176,580)	(397,163)
Accumulated net realized gain from investments	21,348,559	3,272,267
Net unrealized appreciation on investments	19,145,306	7,545,433
Net assets	$104,889,218	$33,266,399

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2013

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (net of withholding tax and issuance
fees of $1,471 and $0, respectively)	$1,780,194	$263,018
Interest	620	143
Total income	1,780,814	263,161
Expenses
Advisory fees (Note 4)	876,772	227,799
Administration fees (Note 4)	230,660	63,708
Shareholder servicing fees - Class N Shares (Note 5)	199,485	65,701
Transfer agent fees and expenses (Note 4)	55,837	46,584
Fund accounting fees (Note 4)	55,539	31,526
Registration fees	26,694	25,973
Custody fees (Note 4)	26,460	11,703
Audit fees	19,504	19,504
Printing and mailing expense	11,910	6,708
Legal fees	11,203	7,456
Miscellaneous	10,160	4,713
Trustees fees	9,238	5,441
Chief Compliance Officer fee (Note 4)	6,987	6,417
Insurance expense	4,498	2,632
Interest expense (Note 7)	1,128	—
Total expenses	1,546,075	525,865
Less: Fees waived by Adviser (Note 4)	—	(90,603)
Net expenses	1,546,075	435,262
Net investment income/(loss)	234,739	(172,101)

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND WRITTEN OPTIONS
Net realized gain on:
Investments	27,786,371	3,714,254
Written options	959	—
Net change in unrealized appreciation/(depreciation)
on investments	(13,975,340)	3,498,578
Net realized and unrealized gain
on investments and written options	13,811,990	7,212,832
Net Increase in Net Assets Resulting from Operations	$14,046,729	$7,040,731

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2013	Sept. 30, 2012

NET INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income/(loss)	$234,739	$(296,132)
Net realized gain from investments and written options	27,787,330	36,040,468
Net change in unrealized appreciation/(depreciation)
on investments	(13,975,340)	7,082,486
Net increase in net assets resulting from operations	14,046,729	42,826,822

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class N Shares	(250,587)	—
Institutional Class Shares	(160,876)	—
From net realized gain on investments
Class N Shares	(26,083,510)	(1,732,034)
Institutional Class Shares	(14,198,128)	(1,201,273)
Total distributions to shareholders	(40,693,101)	(2,933,307)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(19,467,519)	(89,270,654)
Total decrease in net assets	(46,113,891)	(49,377,139)

NET ASSETS
Beginning of year	151,003,109	200,380,248
End of year	$104,889,218	$151,003,109
Accumulated net investment loss	$(176,580)	$—

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

Class N Shares
	Year Ended		Year Ended
	Sept. 30, 2013		Sept. 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	351,398	$5,282,259	266,152	$4,848,570
Shares issued on reinvestments
of distributions	1,829,681	24,517,728	97,309	1,629,926
Shares redeemed*	(2,056,049)	(30,900,811)	(3,369,635)	(60,794,095)
Net increase/(decrease)	125,030	$(1,100,824)	(3,006,174)	$(54,315,599)
* Net of redemption fees of		$962		$1,718

Institutional Class Shares
	Year Ended		Year Ended
	Sept. 30, 2013		Sept. 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	266,125	$3,992,537	311,248	$5,731,611
Shares issued on reinvestments
of distributions	1,051,386	14,256,795	69,541	1,171,761
Shares redeemed	(2,369,302)	(36,616,027)	(2,240,210)	(41,858,427)
Net decrease	(1,051,791)	$(18,366,695)	(1,859,421)	$(34,955,055)

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2013	Sept. 30, 2012

NET INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(172,101)	$(271,121)
Net realized gain from investments	3,714,254	951,715
Net change in unrealized appreciation on investments	3,498,578	2,984,340
Net increase in net assets resulting from operations	7,040,731	3,664,934

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class N Shares	(553,986)	—
Institutional Class Shares	(82,744)	—
Total distributions to shareholders	(636,730)	—

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(5,644,423)	15,501,965
Total increase in net assets	759,578	19,166,899

NET ASSETS
Beginning of year	32,506,821	13,339,922
End of year	$33,266,399	$32,506,821
Accumulated net investment loss	$(397,163)	$(225,084)

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

Class N Shares
	Year Ended		Year Ended
	Sept. 30, 2013		Sept. 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	155,084	$6,266,920	777,715	$27,881,357
Shares issued on reinvestments
of distributions	13,909	513,948	—	—
Shares redeemed*	(304,444)	(11,976,669)	(452,263)	(16,494,915)
Net increase/(decrease)	(135,451)	$(5,195,801)	325,452	$11,386,442
* Net of redemption fees of		$979		$7,310

Institutional Class Shares
			February 2, 2012*
	Year Ended		through
	Sept. 30, 2013		Sept. 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	20,518	$815,249	117,228	$4,285,983
Shares issued on reinvestments
of distributions	2,236	82,744	—	—
Shares redeemed	(34,816)	(1,346,615)	(4,500)	(170,460)
Net increase/(decrease)	(12,062)	$(448,622)	112,728	$4,115,523

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares
	Year Ended September 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$19.94	$16.10	$15.99	$14.71	$17.24
Income from investment operations:
Net investment income/(loss)(1)	0.01	(0.05)	(0.03)	(0.04)	0.02
Net realized and unrealized
gain/(loss) on investments
and written options	1.80	4.15	0.14	1.32	(2.51)
Total from investment operations	1.81	4.10	0.11	1.28	(2.49)
Less distributions:
From net investment income	(0.06)	—	—	—	(0.04)
From net realized gain on investments	(5.92)	(0.26)	—	—	—
Distributions in excess	—	—	—	—	(0.00	)(2)
Total distributions	(5.98)	(0.26)	—	—	(0.04)
Paid-in capital from redemption fees(1)(2)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$15.77	$19.94	$16.10	$15.99	$14.71

Total return	14.38%	25.74%	0.69%	8.70%	-14.45%

Ratios/supplemental data:
Net assets, end of year (thousands)	$74,640	$91,843	$122,603	$207,817	$409,698
Ratio of expenses to average net assets	1.40%	1.33%	1.24%	1.17%	1.19%
Ratio of interest expense
to average net assets (Note 7)	0.00%	0.00%	0.00%	0.00%	—
Ratio of net investment income/(loss)
to average net assets	0.08%	(0.27%)	(0.18%)	(0.25%)	0.17%
Portfolio turnover rate	119.95%	47.09%	82.40%	153.49%	181.38%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each year

Institutional Class Shares
	Year Ended September 30,
	2013	2012	2011	2010		2009
Net asset value, beginning of year	$20.10	$16.19	$16.04	$14.72		$17.27
Income from investment operations:
Net investment income(1)	0.07	0.00 (2)	0.01	0.00	(2)	0.03
Net realized and unrealized
gain/(loss) on investments
and written options	1.81	4.17	0.14	1.32		(2.50)
Total from investment operations	1.88	4.17	0.15	1.32		(2.47)
Less distributions:
From net investment income	(0.07)	—	—	—		(0.08)
From net realized gain on investments	(5.92)	(0.26)	—	—		—
Distributions in excess	—	—	—	—		(0.00	)(2)
Total distributions	(5.99)	(0.26)	—	—		(0.08)
Paid-in capital from redemption fees	—	—	—	0.00	(1)(2)	—
Net asset value, end of year	$15.99	$20.10	$16.19	$16.04		$14.72

Total return	14.69%	26.04%	0.94%	8.97%		-14.26%

Ratios/supplemental data:
Net assets, end of year (thousands)	$30,249	$59,160	$77,777	$152,175		$394,483
Ratio of expenses to average net assets	1.15%	1.08%	0.99%	0.92%		0.94%
Ratio of interest expense
to average net assets (Note 7)	0.00%	0.00%	0.00%	0.00%		—
Ratio of net investment income/(loss)
to average net assets	0.45%	(0.01%)	0.07%	0.00%		0.22%
Portfolio turnover rate	119.95%	47.09%	82.40%	153.49%		181.38%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares
	Year Ended September 30,
	2013		2012	2011		2010		2009
Net asset value, beginning of year	$37.70		$31.46	$27.49		$23.40		$26.50
Income from investment operations:
Net investment loss(1)	(0.24)		(0.38)	(0.34)		(0.19)		(0.18)
Net realized and unrealized
gain/(loss) on investments	9.89		6.61	4.31		4.28		(2.92)
Total from investment operations	9.65		6.23	3.97		4.09		(3.10)
Less distributions:
From net realized gain on investments	(0.83)		—	—		—		—
Total distributions	(0.83)		—	—		—		—
Paid-in capital from redemption fees	0.00	(1)(2)	0.01 (1)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)
Net asset value, end of year	$46.52		$37.70	$31.46		$27.49		$23.40
Total return	26.15%		19.83%	14.44%		17.48%		-11.70%
Ratios/supplemental data:
Net assets, end of year (thousands)	$28,565		$28,252	$13,340		$13,149		$25,798
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.77%		1.77%	1.96%		1.88%		1.61%
After fee waiver	1.47	%(3)	1.48%	1.48%		1.48%		1.48%
Ratio of interest expense
to average net assets	—		0.00%	0.00%		0.03%		—
Ratio of net investment loss including
interest expense to average net assets:
Before fee waiver	(0.90%)		(1.31%)	(1.52%)		(1.14%)		(1.02%)
After fee waiver	(0.60%)		(1.02%)	(1.04%)		(0.74%)		(0.89%)
Portfolio turnover rate	109.96%		115.01%	158.88%		140.28%		89.11%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Effective June 30, 2013, the Adviser contractually agreed to lower the net annual operating expense cap to 1.43%.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Institutional Class Shares
			February 2, 2012(1)
	Year Ended		through
	September 30, 2013		September 30, 2012
Net asset value, beginning of period	$37.75		$36.15
Income from investment operations:
Net investment loss(2)	(0.15)		(0.18)
Net realized and unrealized gain on investments	9.93		1.78
Total from investment operations	9.78		1.60
Less distributions:
From net realized gain on investments	(0.83)		—
Total distributions	(0.83)		—
Net asset value, end of period	$46.70		$37.75

Total return	26.47%		4.43	%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)	$4,701		$4,255
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.52%		1.52	%(4)
After fee waiver	1.22	%(6)	1.23	%(4)
Ratio of interest expense to average net assets	—		0.00	%(4)
Ratio of net investment loss including interest
expense to average net assets:
Before fee waiver	(0.67%)		(1.03	%)(4)
After fee waiver	(0.37%)		(0.74	%)(4)
Portfolio turnover rate	109.96%		115.01	%(5)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate calculated for the year ended September 30, 2012.
(6)	Effective June 30, 2013, the Adviser contractually agreed to lower the net annual operating expense cap to 1.18%.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class shares, which commenced operations on January 29, 2007.  The Substantial Investor Class shares were renamed Institutional Class shares effective January 28, 2012.  Because the fees and expenses vary between the Class N shares and the Institutional Class shares, performance will vary with respect to each class.  Under normal conditions, the Institutional Class shares are expected to have lower expenses than the Class N shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A shares.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  The Class N shares commenced operations on September 1, 2002.  The Institutional Class shares commenced operations on February 2, 2012.

All classes of the Growth Fund and the Mid-Cap Fund are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents. Institutional Class shares of the Growth Fund and the Mid-Cap Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in each Fund exceeds $1 million.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010 – 2012, or expected to be taken in the Funds’ 2013 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

For the year ended September 30, 2013, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Growth Fund	$144	$(144)	$—
Mid-Cap Fund	22	(22)	—

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.
REITs:  The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Derivative Instruments:  The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Growth Fund entered into written options transactions during the year ended September 30, 2013.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2013 was:

	Location of Gain/(Loss) on
Derivative Type	Derivatives Recognized in Income	Value
Equity Contracts	Realized gain on written options	$959

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives.  The Funds can enter into written call options to hedge against changes in the value of equities.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Funds’ custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

The Funds may write call options on portfolio securities or securities indices.  As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  When a call option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

The Mid-Cap Fund did not enter into written options transactions during the year ended September 30, 2013.

Transactions in written options contracts for the year ended September 30, 2013, are as follows:

Growth Fund
	Number of Contracts	Premiums Received
Beginning Balance	—	$—
Options written	20	1,079
Options closed	(20)	(1,079)
Outstanding at September 30, 2013	—	$—

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

I.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

Options – Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2013:

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$23,059,823	$—	$—	$23,059,823
Consumer Staples	7,986,065	—	—	7,986,065
Energy	8,096,535	—	—	8,096,535
Financials	2,537,048	—	—	2,537,048
Health Care	21,061,693	—	—	21,061,693
Industrials	11,930,800	—	—	11,930,800
Materials	4,874,719	—	—	4,874,719
Technology	22,335,724	—	—	22,335,724
Total Common Stocks	101,882,407	—	—	101,882,407
Short-Term Investments	3,276,265	—	—	3,276,265
Total Investments in Securities	$105,158,672	$—	$—	$105,158,672

Mid-Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$7,858,746	$—	$—	$7,858,746
Consumer Staples	2,245,981	—	—	2,245,981
Energy	2,672,366	—	—	2,672,366
Financials	3,284,158	—	—	3,284,158
Health Care	4,369,613	—	—	4,369,613
Industrials	3,311,817	—	—	3,311,817
Materials	1,286,160	—	—	1,286,160
Technology	7,435,178	—	—	7,435,178
Total Common Stocks	32,464,019	—	—	32,464,019
Short-Term Investments	811,298	—	—	811,298
Total Investments in Securities	$33,275,317	$—	$—	$33,275,317

Refer to the Funds’ Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at September 30, 2013, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the year ended September 30, 2013.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

New Accounting Pronouncement – In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.  This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Funds are currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

NOTE 4 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2013, Chase Investment Counsel Corporation (the “Adviser”) provided the Funds with investment management services under each Fund’s Investment Advisory Agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the year ended September 30, 2013, the Growth Fund and the Mid-Cap Fund incurred $876,772 and $227,799 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Adviser has agreed, effective June 30, 2013, to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.43% and 1.18% of average daily net assets, excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses, of the Class N shares and the Institutional shares, respectively. Prior to June 30, 2013, actual net expenses were limited to 1.48% and 1.23% of average daily net assets of the Mid-Cap Fund’s Class N shares and the Institutional shares, respectively. Any such reductions made by the Adviser in its fees or payment of expenses which are the Mid-Cap Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Adviser is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended September 30, 2013, the Adviser reduced its fees and absorbed Fund expenses in the amount of $90,603 in the Mid-Cap Fund.  Cumulative

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

expenses subject to recapture pursuant to the aforementioned conditions amounted to $229,505 at September 30, 2013 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2014	$60,778
2015	78,124
2016	90,603
$229,505

U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

For the year ended September 30, 2013, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Growth Fund	Mid-Cap Fund
Administration	$230,660	$63,708
Fund Accounting	55,539	31,526
Transfer Agency (excludes
out-of-pocket expenses)	34,987	37,555
Custody	26,460	11,703
Chief Compliance Officer	6,987	6,417

At September 30, 2013, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Growth Fund	Mid-Cap Fund
Administration	$53,740	$14,932
Fund Accounting	13,482	7,606
Transfer Agency (excludes
out-of-pocket expenses)	9,026	9,143
Custody	4,775	1,343
Chief Compliance Officer	1,750	1,500

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Growth Fund Class N shares and the Mid-Cap Fund Class N shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund’s respective class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended September 30, 2013, the Growth Fund Class N shares and the Mid-Cap Fund Class N shares incurred shareholder servicing fees of $199,485 and $65,701 under the Agreement, respectively.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended September 30, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$137,251,081	$195,852,726
Mid-Cap Fund	32,674,670	38,915,318

NOTE 7 – LINES OF CREDIT

The Growth Fund and the Mid-Cap Fund had lines of credit in the amount of $17,000,000 and $2,300,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2013, the Growth Fund drew upon its line of credit.  The Growth Fund had an outstanding average daily balance of $34,233, a weighted average interest rate of 3.25%, and paid $1,128 in interest.  The maximum amount outstanding for the Growth Fund during the year ended September 30, 2013 was $1,425,000.  At September 30, 2013, the Funds had no outstanding loan amounts.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid by the Growth Fund and the Mid-Cap Growth Fund during the years ended September 30, 2013 and September 30, 2012 was as follows:

Growth Fund
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Ordinary income	$739,226	$—
Long-term capital gains	39,953,875	2,933,307

Mid-Cap Growth Fund
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Long-term capital gains	$636,730	$—

As of September 30, 2013, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$86,018,743	$25,736,649
Gross unrealized appreciation	19,614,204	7,581,093
Gross unrealized depreciation	(474,275)	(42,425)
Net unrealized appreciation (a)	19,139,929	7,538,668
Undistributed ordinary income	3,648,597	404,185
Undistributed long-term capital gain	17,705,339	2,477,684
Total distributable earnings	21,353,936	2,881,869
Other accumulated gains/(losses)	(176,580)	—
Total accumulated earnings/(losses)	$40,317,285	$10,420,537

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

At September 30, 2013, the Growth Fund deferred, on a tax-basis, late year ordinary losses of $176,580.

Chase Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Chase Growth Fund
Chase Mid-Cap Growth Fund

We have audited the accompanying statements of assets and liabilities of the Chase Growth Fund and Chase Mid-Cap Growth Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Chase Growth Fund and Chase Mid-Cap Growth Fund, as of September 30, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 27, 2013

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Held During
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Past Five Years

Independent Trustees(1)

Donald E. O’Connor (age 77)	Trustee	Indefinite	Retired; former Financial	2	Trustee, Advisors
615 E. Michigan Street		term since	Consultant and former Executive		Series Trust (for
Milwaukee, WI 53202		February	Vice President and Chief Operating		series not
		1997.	Officer of ICI Mutual Insurance		affiliated with
			Company (until January 1997).		the Funds);
Trustee, The
Forward Funds
(33 portfolios).

George J. Rebhan (age 79)	Trustee	Indefinite	Retired; formerly President,	2	Trustee, Advisors
615 E. Michigan Street		term since	Hotchkis and Wiley Funds		Series Trust (for
Milwaukee, WI 53202		May 2002.	(mutual funds) (1985 to 1993).		series not
affiliated with the
Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE Funds.

George T. Wofford (age 73)	Trustee	Indefinite	Retired; formerly Senior Vice	2	Trustee, Advisors
615 E. Michigan Street		term since	President, Federal Home Loan		Series Trust (for
Milwaukee, WI 53202		February	Bank of San Francisco.		series not
		1997.			affiliated with
the Funds).

Interested Trustee

Joe D. Redwine(3) (age 66)	Interested	Indefinite	President, CEO, U.S. Bancorp	2	Trustee, Advisors
615 E. Michigan Street	Trustee	term since	Fund Services, LLC (May 1991		Series Trust (for
Milwaukee, WI 53202		September	to present).		series not
		2008.			affiliated with
the Funds).

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine (age 66)	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
615 E. Michigan Street	and Chief	term since	Services, LLC (May 1991 to present).
Milwaukee, WI 53202	Executive	September
	Officer	2007.

Douglas G. Hess (age 46)	President and	Indefinite	Senior Vice President, Compliance and Administration,
615 E. Michigan Street	Principal	term since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Executive	June 2003.
Officer

Cheryl L. King (age 52)	Treasurer and	Indefinite	Vice President, Compliance and Administration,
615 E. Michigan Street	Principal	term since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Kevin Hayden (age 42)	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
615 E. Michigan Street	Treasurer	term since	U.S. Bancorp Fund Services, LLC (June 2005 to present).
Milwaukee, WI 53202		September
2013.

Albert Sosa (age 42)	Assistant	Indefinite	Officer, Compliance and Administration,
615 E. Michigan Street	Treasurer	term since	U.S. Bancorp Fund Services, LLC (June 2004 to present).
Milwaukee, WI 53202		September
2013.

Michael L. Ceccato (age 56)	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Chief	term since	(February 2008 to present); General Counsel/Controller,
Milwaukee, WI 53202	Compliance	September	Steinhafels, Inc. (September 1995 to February 2008).
	Officer and	2009.
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 48)		term since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		June 2007.
Milwaukee, WI 53202

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2013, the Trust is comprised of 41 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-861-7556.

Chase Funds

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-861-7556 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Chase Funds

NOTICE TO SHAREHOLDERS at September 30, 2013 (Unaudited)

For the year ended September 30, 2013, the Growth Fund designated $739,226 as ordinary income and the Growth Fund and the Mid-Cap Fund designated $39,953,875 and $636,730, respectively, as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Growth Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended September 30, 2013, the percentage of dividends declared from net investment income designated as qualified dividend income in the Growth Fund was 68.20%.

For corporate shareholders in the Growth Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2013 was 67.08%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Growth Fund was 44.34%.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2013

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

(This Page Intentionally Left Blank.)

Chase Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 500
Charlottesville, VA  22902-5096

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$32,800	$32,000
Audit-Related Fees	N/A	N/A
Tax Fees	$6,200	$6,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2013	FYE 9/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date   12/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date   12/9/13

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date   12/9/13

* Print the name and title of each signing officer under his or her signature.